UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 20, 2006

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6903 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 20, 2006, DiamondRock Hospitality Company (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (the “Underwriters”) relating to the issuance and sale of 5,750,000 shares (the “Initial Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”).  The Company has granted the Underwriters a 30-day option to purchase an additional 862,500 shares of Common Stock (together with the Initial Shares, the “Shares”), at the same price per share paid to the Company for the Initial Shares, to cover over-allotments, if any.  The public offering price of the Shares is $17.10 per share.  The closing of the offering, which is subject to customary closing conditions, is expected to occur on September 26, 2006.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-135386), which was effective upon filing with the Securities and Exchange Commission on June 28, 2006.

The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Purchase Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Preliminary Prospectus Supplement dated September 20, 2006, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 20, 2006, the Company announced through a press release that it had agreed to sell 5,750,000 shares of Common Stock to the Underwriters.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

1.1

Purchase Agreement, dated September 20, 2006, among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares

8.1	Opinion of Goodwin Procter LLP with respect to tax matters

23.1	Consent of Goodwin Procter LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

99.1	Press Release, dated September 20, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: September 26, 2006	By:	/s/ Michael D. Schecter
Michael D. Schecter
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1

Purchase Agreement, dated September 20, 2006, among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the Shares

8.1	Opinion of Goodwin Procter LLP with respect to tax matters

23.1	Consent of Goodwin Procter LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Goodwin Procter LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

99.1	Press Release, dated September 20, 2006